                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                               (AMENDMENT NO. 1)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-12


                               ECLIPSE FUNDS INC.

                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):


     [X] No fee required.


     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.



     1) Title of each class of securities to which transaction applies: N/A


     2) Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4) Proposed maximum aggregate value of transaction: N/A

     5) Total fee paid: N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid: N/A

     2) Form, Schedule or Registration Statement No.: N/A

     3) Filing Party: N/A

     4) Date Filed: N/A

                               ECLIPSE FUNDS INC.
                                      AND
                                 ECLIPSE FUNDS
                               51 MADISON AVENUE

                            NEW YORK, NEW YORK 10010


                        SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 4, 2007



March 26, 2007


To Our Shareholders:

     I am writing to ask for your vote on an important matter concerning Eclipse Funds Inc. (the "Company") and Eclipse Funds (the "Trust"). The Company, a Maryland corporation, currently offers fifteen separate series of funds. The Trust, a Massachusetts business trust, currently offers three separate series of funds (collectively with the series of the Company the "Funds"). The Funds are listed in the accompanying Notice of Special Meeting and Proxy Statement. Please take note that the Joint Special Meeting of Shareholders (the "Special Meeting") of the Funds will be held on May 4, 2007, beginning at 1:30 p.m., Eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     At the Special Meeting, as explained in the accompanying proxy statement, you will be asked to vote on the following proposals:

          1. To elect eight Directors/Trustees to the Board of the Company/Trust as applicable; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Proposal 1, which concerns all the Funds, is described in more detail in the accompanying Notice of Special Meeting and Proxy Statement. The Board of Directors/Trustees of the Company/Trust recommends that you read the enclosed materials carefully and then submit a vote "FOR" the election of each nominee for Director/ Trustee.

     Your vote is very important to us regardless of the number of shares of the Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 4, 2007. You will receive a proxy card. There are several ways to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote. If you have any questions regarding your vote, please contact the Company/Trust by calling toll-free 1-800-MAINSTAY (1-800-624-6782). We will get you the answers that you need promptly.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.


                                       Sincerely,


                                       -s- STEPHEN P. FISHER
                                       Stephen P. Fisher
                                       President

Encl.

                               ECLIPSE FUNDS INC.
                                      AND
                                 ECLIPSE FUNDS

                               51 MADISON AVENUE

                            NEW YORK, NEW YORK 10010



ECLIPSE FUNDS INC.


MAINSTAY ALL CAP GROWTH FUND


MAINSTAY ALL CAP VALUE FUND


MAINSTAY CASH RESERVES FUND


MAINSTAY CONSERVATIVE ALLOCATION FUND


MAINSTAY FLOATING RATE FUND


MAINSTAY GROWTH ALLOCATION FUND


MAINSTAY GROWTH EQUITY FUND


MAINSTAY INCOME MANAGER FUND


MAINSTAY INDEXED BOND FUND


MAINSTAY INTERMEDIATE TERM BOND FUND


MAINSTAY LARGE CAP OPPORTUNITY FUND


MAINSTAY MODERATE ALLOCATION FUND


MAINSTAY MODERATE GROWTH ALLOCATION FUND


MAINSTAY SHORT TERM BOND FUND


MAINSTAY S&P 500 INDEX FUND



ECLIPSE FUNDS


MAINSTAY BALANCED FUND


MAINSTAY MID CAP OPPORTUNITY FUND


MAINSTAY SMALL CAP OPPORTUNITY FUND


     The fifteen series of Eclipse Funds Inc. and three series of Eclipse Funds, each as listed above, are hereinafter referred to collectively as the "Funds."

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2007


TO THE SHAREHOLDERS OF ECLIPSE FUNDS INC. AND ECLIPSE FUNDS:


     NOTICE IS HEREBY GIVEN that the Board of Directors (the "Directors") of Eclipse Funds Inc. (the "Company") and the Board of Trustees (the "Trustees") of Eclipse Funds (the "Trust") (collectively the "Board"), invites you to attend a Joint Special Meeting of Shareholders ("Special Meeting") of the Company/Trust. The Special Meeting will be held on May 4, 2007, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 1:30 p.m. Eastern time.

     At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Funds will be asked to consider and approve the following Proposals:

          1. To elect eight Directors/Trustees to the Board of the Company/Trust as applicable; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and Proposal 1 above. You may vote at the Special Meeting if you are the record owner of shares of one or more of the Funds as of the close of business on February 20, 2007. If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke the proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

     Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Company/Trust for additional information by calling toll-free 1-800-MAINSTAY (1-800-624-6782).


                                       By order of the Board of
                                       Directors/Trustees,


                                       -s- Marguerite E. H. Morrison
                                       Marguerite E. H. Morrison

                                       Secretary


                                       March 26, 2007

                             ---------------------


                               IMPORTANT NOTICE:

  PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY
   IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED
                                     PROXY.
                             ---------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.


          2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.


          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.


FOR EXAMPLE:


REGISTRATION                                        VALID
------------                                ----------------------
CORPORATE ACCOUNTS
(1) ABC Corp. ...........................   ABC Corp. John Doe,
                                            Treasurer
(2) ABC Corp. ...........................   John Doe
(3) ABC Corp. c/o John Doe...............   John Doe
(4) ABC Corp. Profit Sharing Plan........   John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership..................   Jane B. Smith, Partner
(2) Smith and Jones, Limited
    Partnership..........................   Jane B. Smith, General
                                            Partner

TRUST ACCOUNTS
(1) ABC Trust............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d
    12/28/78.............................   Jane B. Doe, Trustee
                                            u/t/d/ 12/28/78

REGISTRATION                                        VALID
------------                                ----------------------
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B.
    Smith, Jr. UGMA/UTMA.................   John B. Smith,
                                            Custodian f/b/o/ John
                                            B. Smith Jr.,
                                            UGMA/UTMA
(2) Estate of John B. Smith..............   John B. Smith, Jr.,
                                            Executor Estate of
                                            John B. Smith

     Please choose one of the following options to vote your shares:


     1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.



     2. VOTE THROUGH THE INTERNET. You may cast your vote by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.



     3. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.



     4. VOTE IN PERSON AT THE SPECIAL MEETING.

                               ECLIPSE FUNDS INC.


                                      AND


                                 ECLIPSE FUNDS


                               51 MADISON AVENUE


                            NEW YORK, NEW YORK 10010



ECLIPSE FUNDS INC.


MAINSTAY ALL CAP GROWTH FUND


MAINSTAY ALL CAP VALUE FUND


MAINSTAY S&P 500 INDEX FUND


MAINSTAY CASH RESERVES FUND


MAINSTAY FLOATING RATE FUND


MAINSTAY INDEXED BOND FUND


MAINSTAY INTERMEDIATE TERM BOND FUND


MAINSTAY SHORT TERM BOND FUND


MAINSTAY INCOME MANAGER FUND


MAINSTAY LARGE CAP OPPORTUNITY FUND


MAINSTAY GROWTH EQUITY FUND


MAINSTAY CONSERVATIVE ALLOCATION FUND


MAINSTAY GROWTH ALLOCATION FUND


MAINSTAY MODERATE ALLOCATION FUND


MAINSTAY MODERATE GROWTH ALLOCATION FUND



ECLIPSE FUNDS


MAINSTAY BALANCED FUND


MAINSTAY SMALL CAP OPPORTUNITY FUND


MAINSTAY MID CAP OPPORTUNITY FUND


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS


                             TO BE HELD MAY 4, 2007



INTRODUCTION


     This Proxy Statement is being furnished to shareholders of Eclipse Funds Inc. (the "Company") and Eclipse Funds (the "Trust"), in connection with the solicitation of proxies relating to each of the Company and Trust and their respective separate series listed above (each a "Fund"), by the Boards of Directors/Trustees of the Company/Trust (collectively, the "Board"), for a Joint Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on May 4, 2007, beginning at 1:30 p.m. Eastern time.

     THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE FOLLOWING PROPOSALS (THE "PROPOSALS"), AS THEY ARE DESCRIBED IN DETAIL IN THIS PROXY STATEMENT:


PROPOSALS:


          1. To elect eight nominees to the Board of the Company/ Trust as applicable; and

          2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

     Only shareholders of record who owned shares of one or more of the Funds at the close of business on February 20, 2007 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one (1) vote with respect to any Proposal on which that Fund's shareholders are entitled to vote (a fractional share has a fractional vote). Proposal 1 affects all Funds. Any business properly to come before the Special Meeting and any adjournments or postponements thereof may affect one or more of the Funds.


     The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card beginning on or about March 26, 2007 to all shareholders of record of the Funds as of the Record Date. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM.


     It is important for you to vote on each Proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

                                   PROPOSAL 1

                         ELECTION OF DIRECTORS/TRUSTEES
                           AFFECTED FUNDS: ALL FUNDS


WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?



     The purpose of this Proposal is to elect a Board that will assume office at or prior to the Board meeting currently scheduled for June 7, 2007 or upon such later date of the Directors/Trustees' election by shareholders. At a Board meeting held on February 8, 2007, the current Board members of the Company/Trust unanimously nom-inated the eight persons described below for election as Directors/ Trustees (each a "Nominee").


     The Board currently is composed of four members: Lawrence Glacken, Susan B. Kerley, Peter Meenan and Robert P. Mulhearn. Two of the Nominees, Ms. Kerley and Mr. Meenan, currently are members of the Board; six are not, but serve as directors/trustees of other funds in the complex of funds managed by NYLIM or its affiliates (the "Fund Complex"). These nominations are the result of an effort on the part of the Board, the other boards in the Fund Complex and NYLIM to consolidate the membership of the boards so that the same members serve on each board. Over the course of several months, the Board and its members met with representatives of the other boards in the Fund Complex and NYLIM's senior management to consider NYLIM's proposal to consolidate the membership of these boards. In reaching the conclusion that a consolidation of the Board's members with the members of the other boards is in the best interests of the Funds and their shareholders, the Board considered the following factors:

     - the benefits from streamlining Board communications;

     - opportunities for enhanced efficiency of Board oversight;

     - potential cost savings from a consolidation of Board members and Board meetings;

     - the projected number and type of funds to be overseen by the Board members; and

     - the proposed process, timing and costs for implementing the consolidation.

     Additionally, the Board considered the opportunities for enhanced services from NYLIM as a result of the proposed consolidation. The Board also noted that the proposed Board structure would be consistent with many other similarly situated fund groups.

     Members of the Board's Nominating Committee ("Committee") met with each Nominee prior to his or her nomination to the Board, and the Committee considered each Nominee's qualifications in accordance with the Committee's policies and procedures for the consideration of board member candidates and recommended his or her nomination to the Board. Based on this recommendation, the Board nominated each of the Nominees to the Board. Likewise, the boards of the other funds in the Fund Complex also have approved the consolidation proposal on behalf of their funds and have nominated the same eight Nominees to serve on their respective boards.

     As part of the consolidation proposal, certain of the current members of each board determined not to stand for reelection. NYLIM offered a one time payment to all current independent members of the boards in recognition of their services and contingent upon the approval by shareholders of a new slate of directors/trustees. The payment is based on a formula, including the number of years each member has served on his or her respective fund board. If this Proposal is approved, the following current members of the Board have agreed to resign from the Board and accept the one time payment from NYLIM described above following their resignation: Lawrence Glacken and Robert P. Mulhearn. Payments to these members of the Board will range approximately from $350,000 to $360,000. The Funds do not have a retirement plan and the Board members that are not standing for reelection will not receive any payment from the Funds in connection with their resignation.

     All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Special Meeting, any Nominee becomes unable to serve, the proxies that otherwise would have been voted for such Nominee will be voted for such substitute nominee as may be selected by the current Board.


WHO ARE THE NOMINEES TO THE BOARD?


     The table below lists the Nominees, their dates of birth, current positions held with the Company/Trust, length of time served, term of office, principal occupations during the last five years, number of funds in the Fund Complex currently overseen by the Nominee, and other directorships held outside of the Company/Trust. A table with similar information concerning the officers of the Fund is also set forth below. The business address of each Nominee is 51 Madison Avenue, New York, New York 10010.

     Nominees who are not "interested persons" of the Company/Trust (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) are referred to herein as "Independent Directors/Trustees." Nominees who are deemed to be "interested persons" of the Company/Trust under the 1940 Act are referred to as "Interested Directors/Trustees."

                           DIRECTOR/TRUSTEE NOMINEES


                                                                          NUMBER OF
                                                                          FUNDS AND
                                                                         PORTFOLIOS
                                                                         IN THE FUND
                                        TERM OF                            COMPLEX
                        POSITION(S)   OFFICE* AND                         CURRENTLY
                           HELD        LENGTH OF        PRINCIPAL         OVERSEEN          OTHER
NAME AND                 WITH THE        TIME      OCCUPATION(S) DURING      BY       DIRECTORSHIPS HELD
DATE OF BIRTH          COMPANY/TRUST    SERVED         PAST 5 YEARS        NOMINEE        BY NOMINEE
-------------          -------------  -----------  --------------------  -----------  ------------------
INDEPENDENT DIRECTOR/ TRUSTEE NOMINEES
Susan B. Kerley**      Chairman,      Indefinite;  Partner, Strategic        21       Chairman and
8/12/51                Director and   Chairman     Management Advisors                Director since
                       Trustee        since 2005,  LLC (1990 to                       August 2006, ICAP
                                      Director     present)                           Funds, Inc. (3
                                      since 1990                                      funds); Trustee
                                      and Trustee                                     since 1991, Legg
                                      since 2000                                      Mason Partners
                                                                                      Funds (30 funds)
Alan R. Latshaw        None           N/A          Retired; Consultant       19       Trustee and Audit
3/27/51                                            (2004-2006), The                   and Compliance
                                                   MainStay Funds Audit               Committee Chairman
                                                   and Compliance                     since March 2006
                                                   Committee; Partner,                and Audit
                                                   Ernst & Young LLP                  Committee
                                                   (2002 to 2003);                    Financial Expert
                                                   Partner, Arthur                    since May 2006,
                                                   Andersen LLP (1976                 The MainStay Funds
                                                   to 2002)                           (19 funds);
                                                                                      Trustee since
                                                                                      2005, State Farm
                                                                                      Associates Funds
                                                                                      Trust (3 funds);
                                                                                      Trustee since
                                                                                      2005, State Farm
                                                                                      Mutual Fund Trust
                                                                                      (15 funds);
                                                                                      Trustee since
                                                                                      2005, State Farm
                                                                                      Variable Product
                                                                                      Trust (9 funds);
                                                                                      Trustee since
                                                                                      2005, Utopia Funds
                                                                                      (4 funds)
Peter Meenan**         Director,      Indefinite;  Independent               21       Director, Audit
12/5/41                Trustee,       Director/    Consultant;                        Committee Chairman
                       Audit          Trustee,     President and Chief                and Audit
                       Committee      Audit        Executive Officer,                 Committee
                       Chairman and   Committee    Babson- United Inc.                Financial Expert
                       Audit          Chairman     (financial services                since August 2006,
                       Committee      and Audit    firm) (2000 to                     ICAP Funds, Inc.
                       Financial      Committee    2004); Independent                 (3 funds)
                       Expert         Financial    Consultant (1999 to
                                      Expert       2000); Head of
                                      since 2003   Global Funds,
                                                   Citicorp (1995 to
                                                   1999)

                                                                          NUMBER OF
                                                                          FUNDS AND
                                                                         PORTFOLIOS
                                                                         IN THE FUND
                                        TERM OF                            COMPLEX
                        POSITION(S)   OFFICE* AND                         CURRENTLY
                           HELD        LENGTH OF        PRINCIPAL         OVERSEEN          OTHER
NAME AND                 WITH THE        TIME      OCCUPATION(S) DURING      BY       DIRECTORSHIPS HELD
DATE OF BIRTH          COMPANY/TRUST    SERVED         PAST 5 YEARS        NOMINEE        BY NOMINEE
-------------          -------------  -----------  --------------------  -----------  ------------------
Richard H. Nolan, Jr.  None           N/A          Managing Director,        25       Director since
11/16/46                                           ICC Capital                        March 2006,
                                                   Management;                        MainStay VP Series
                                                   President,                         Fund, Inc. (25
                                                   Shields/Alliance,                  portfolios)
                                                   Alliance Capital
                                                   Management (1994-
                                                   2004)
Richard S. Trutanic    None           N/A          Chairman (1990 to         19       Trustee since
2/13/52                                            present) and Chief                 1994, The MainStay
                                                   Executive Officer                  Funds (19 funds)
                                                   (1990 to 1999),
                                                   Somerset Group
                                                   (financial advisory
                                                   firm); Managing
                                                   Director and
                                                   Advisor, The Carlyle
                                                   Group (private
                                                   investment firm)
                                                   (2002 to 2004);
                                                   Senior Managing
                                                   Director and
                                                   Partner, Groupe
                                                   Arnault S.A.
                                                   (private investment
                                                   firm) (1999 to 2002)
Roman L. Weil          None           N/A          V. Duane Rath             25       Director since
5/22/40                                            Professor of                       1994, MainStay VP
                                                   Accounting, Graduate               Series Fund, Inc.
                                                   School of Business,                (25 portfolios)
                                                   University of
                                                   Chicago; President,
                                                   Roman L. Weil
                                                   Associates, Inc.
                                                   (consulting firm);
                                                   Director, Ygomi LLC
                                                   (information and
                                                   communications
                                                   technology company)
                                                   (since July 2006)
John A. Weisser, Jr.   None           N/A          Retired. Managing         25       Director since
10/22/41                                           Director of Salomon                1997, MainStay VP
                                                   Brothers, Inc. (1981               Series Fund, Inc.
                                                   to 1995)                           (25 portfolios);
                                                                                      Trustee since
                                                                                      March 2007,
                                                                                      Direxion Funds (57
                                                                                      funds)

                                                                          NUMBER OF
                                                                          FUNDS AND
                                                                         PORTFOLIOS
                                                                         IN THE FUND
                                        TERM OF                            COMPLEX
                        POSITION(S)   OFFICE* AND                         CURRENTLY
                           HELD        LENGTH OF        PRINCIPAL         OVERSEEN          OTHER
NAME AND                 WITH THE        TIME      OCCUPATION(S) DURING      BY       DIRECTORSHIPS HELD
DATE OF BIRTH          COMPANY/TRUST    SERVED         PAST 5 YEARS        NOMINEE        BY NOMINEE
-------------          -------------  -----------  --------------------  -----------  ------------------
                                                                                      Trustee since
                                                                                      March 2007,
                                                                                      Direxion Insurance
                                                                                      Trust (45 funds)
INTERESTED DIRECTOR/TRUSTEE NOMINEE
Brian A. Murdock***    Chief          Indefinite;  Member of the Board       65       Trustee and
3/14/56                Executive      Chief        of Managers and                    Chairman since
                       Officer        Executive    President (since                   September 2006 and
                                      Officer      2004) and Chief                    Chief Executive
                                      since July   Executive Officer                  Officer since July
                                      2006         (since July 2006),                 2006, The MainStay
                                                   NYLIM and New York                 Funds (19 funds),
                                                   Life Investment                    Director and
                                                   Management Holdings                Chairman since
                                                   LLC; Senior Vice                   September 2006,
                                                   President, New York                MainStay VP Series
                                                   Life Insurance                     Fund, Inc. (25
                                                   Company (since                     portfolios);
                                                   2004); Chairman of                 Director and Chief
                                                   the Board and                      Executive Officer
                                                   President, NYLIFE                  since August 2006,
                                                   Distributors LLC                   ICAP Funds, Inc.
                                                   (since 2004); Member               (3 funds)
                                                   of the Board of
                                                   Managers, Madison
                                                   Capital Funding LLC
                                                   (since 2004), NYLCAP
                                                   Manager LLC (since
                                                   2004) and
                                                   Institutional
                                                   Capital LLC (since
                                                   July 2006); Chairman
                                                   and Trustee (since
                                                   September 2006) and
                                                   Chief Executive
                                                   Officer (since July
                                                   2006), The MainStay
                                                   Funds; Chairman and
                                                   Director (since
                                                   September 2006) and
                                                   Chief Executive
                                                   Officer (since July
                                                   2006), MainStay VP
                                                   Series Fund, Inc.;
                                                   Chief Executive
                                                   Officer and Director
                                                   (since

                                                                          NUMBER OF
                                                                          FUNDS AND
                                                                         PORTFOLIOS
                                                                         IN THE FUND
                                        TERM OF                            COMPLEX
                        POSITION(S)   OFFICE* AND                         CURRENTLY
                           HELD        LENGTH OF        PRINCIPAL         OVERSEEN          OTHER
NAME AND                 WITH THE        TIME      OCCUPATION(S) DURING      BY       DIRECTORSHIPS HELD
DATE OF BIRTH          COMPANY/TRUST    SERVED         PAST 5 YEARS        NOMINEE        BY NOMINEE
-------------          -------------  -----------  --------------------  -----------  ------------------
                                                   August 2006), ICAP
                                                   Funds, Inc.; Chief
                                                   Operating Officer,
                                                   Merrill Lynch
                                                   Investment Managers
                                                   (2003 to 2004);
                                                   Chief Investment
                                                   Officer, MLIM Europe
                                                   and Asia (2001 to
                                                   2003); President,
                                                   Merrill Japan and
                                                   Chairman, MLIM
                                                   Pacific Region (1999
                                                   to 2001)

---------------

 * If elected/reelected a Board member, each Nominee will serve an indefinite term of office.

 ** This Nominee is currently a Board member of the Company/Trust.

*** Mr. Murdock is currently a Director/Trustee of the Fund/Trust and may be deemed to be an Interested Director/Trustee because of his affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIM, Institutional Capital LLC, MacKay Shields LLC, McMorgan & Company LLC, and NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past 5 Years."

     The Company's Articles of Incorporation and the Trust's Declaration of Trust do not provide for the annual election of Directors/Trustees. However, in accordance with the 1940 Act, the Company/Trust will hold a shareholders' meeting for the election of Directors/Trustees at such times as (1) less than a majority of the Board holding office have been elected by shareholders, or (2) if, after filling a vacancy on the Board, less than two-thirds of the Board members holding office would have been elected by the shareholders. Except for the foregoing circumstances, and barring a Board member's resignation, death or incapacity to perform his or her duties, a Board member's term of office is indefinite.

        OFFICERS OF THE COMPANY/TRUST (WHO ARE NOT DIRECTORS/TRUSTEES)*


                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
ROBERT A. ANSELMI       Indefinite; Chief Legal       Senior Managing
10/19/46                Officer since 2003            Director, General
                                                      Counsel and Secretary,
                                                      New York Life
                                                      Investment Management
                                                      LLC (including
                                                      predecessor advisory
                                                      organizations) and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Vice
                                                      President, New York
                                                      Life Insurance Company;
                                                      Vice President and
                                                      Secretary, McMorgan &
                                                      Company LLC; Secretary,
                                                      NYLIM Service Company
                                                      LLC, NYLCAP Manager
                                                      LLC, Madison Capital
                                                      Funding LLC and
                                                      Institutional Capital
                                                      LLC (since October
                                                      2006); Chief Legal
                                                      Officer, The MainStay
                                                      Funds and MainStay VP
                                                      Series Fund, Inc.
                                                      (since 2003), McMorgan
                                                      Funds

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
                                                      (since 2005) and ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Managing
                                                      Director and Senior
                                                      Counsel, Lehman
                                                      Brothers Inc. (1998 to
                                                      1999); General Counsel
                                                      and Managing Director,
                                                      JP Morgan Investment
                                                      Management Inc. (1986
                                                      to 1998).

ARPHIELA ARIZMENDI      Indefinite; Treasurer and     Managing Director,
10/26/56                Principal Financial and       Mutual Fund Accounting
                        Accounting Officer,           (since September 2006),
                        2005-2007 and since March     and Director and
                        2007                          Manager of Fund
                                                      Accounting and
                                                      Administration (2003 to
                                                      August 2006), New York
                                                      Life Investment
                                                      Management LLC;
                                                      Treasurer and Principal
                                                      Financial and
                                                      Accounting Officer,
                                                      MainStay VP Series
                                                      Fund, Inc. (March 2006-
                                                      2007 and since March
                                                      2007), The MainStay
                                                      Funds and McMorgan
                                                      Funds (2005-2007 and
                                                      since March 2007), and
                                                      ICAP Funds, Inc.
                                                      (August 2006-2007 and
                                                      since March 2007);
                                                      Assistant Treasurer,
                                                      NYLIFE Distributors
                                                      LLC; Assistant
                                                      Treasurer, The MainStay
                                                      Funds, Eclipse Funds,
                                                      Eclipse Funds Inc.,
                                                      MainStay VP Series
                                                      Fund, Inc. and McMorgan
                                                      Funds (1992 to December
                                                      2005).

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
STEPHEN P. FISHER       Indefinite; President since   President, The MainStay
2/22/59                 March 2007                    Funds, ICAP Funds,
                                                      Inc., and MainStay VP
                                                      Series Fund, Inc. since
                                                      March 2007; Senior
                                                      Managing Director and
                                                      Chief Marketing
                                                      Officer, New York Life
                                                      Investment Management
                                                      LLC since 2005,
                                                      Managing
                                                      Director -- Retail
                                                      Marketing, New York
                                                      Life Investment
                                                      Management LLC 2003 -
                                                      2005; President, The
                                                      MainStay Funds,
                                                      MainStay VP Series
                                                      Fund, Inc., ICAP Funds,
                                                      Inc. (since March
                                                      2007); Managing
                                                      Director, UBS Global
                                                      Asset Management from
                                                      1999 to 2003.

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
PATRICK G. BOYLE        Indefinite; Executive Vice    Executive Vice
11/24/53                President since 2003          President (since 2002)
                                                      and Senior Managing
                                                      Director (2000 to
                                                      2002), New York Life
                                                      Investment Management
                                                      LLC (including
                                                      predecessor advisory
                                                      organizations) and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Director, New York
                                                      Life Trust Company;
                                                      Member of the Board of
                                                      Managers, Madison
                                                      Capital Funding LLC;
                                                      Executive Vice
                                                      President, ICAP Funds,
                                                      Inc. (since August
                                                      2006); Senior Vice
                                                      President, Pension
                                                      Department, New York
                                                      Life Insurance Company
                                                      (1991 to 2000);
                                                      Director, Eclipse Funds
                                                      Inc. (1990 to 2003);
                                                      Trustee, New York Life
                                                      Investment Management
                                                      Institutional Funds
                                                      (2002 to 2003).

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
TONY H. ELAVIA          Indefinite; Senior Vice       Senior Managing
1/11/56                 President since 2005          Director, New York Life
                                                      Investment Management
                                                      LLC; Chief Investment
                                                      Officer, NYLIM Equity
                                                      Investors Group;
                                                      Executive Vice
                                                      President, New York
                                                      Life Trust Company;
                                                      Senior Vice President,
                                                      New York Life Insurance
                                                      and Annuity
                                                      Corporation; Senior
                                                      Vice President, ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Managing
                                                      Director and Senior
                                                      Portfolio Manager,
                                                      Large Cap Growth team,
                                                      Putnam Investments
                                                      (1998 to 2004).

SCOTT T. HARRINGTON     Indefinite; Vice              Director, New York Life
2/8/59                  President -- Administration   Investment Management
                        since 2005                    LLC (including
                                                      predecessor advisory
                                                      organizations);
                                                      Executive Vice
                                                      President, New York
                                                      Life Trust Company and
                                                      New York Life Trust
                                                      Company, FSB (since
                                                      January 2006); Vice
                                                      President --
                                                      Administration,
                                                      MainStay VP Series
                                                      Fund, Inc., and The
                                                      MainStay Funds (since
                                                      2005) and ICAP Funds,
                                                      Inc. (since August
                                                      2006).

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
ALISON H. MICUCCI       Indefinite; Senior Vice       Senior Managing
12/16/65                President and Chief           Director and Chief
                        Compliance Officer since      Compliance Officer
                        June 2006; Vice               (since March 2006) and
                        President -- Compliance       Managing Director and
                        2004 to 2006.                 Chief Compliance
                                                      Officer (2003 to
                                                      February 2006), New
                                                      York Life Investment
                                                      Management LLC and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Managing
                                                      Director, Compliance
                                                      (since March 2006) and
                                                      Managing Director,
                                                      Compliance (2003 to
                                                      February 2006), NYLIFE
                                                      Distributors LLC; Chief
                                                      Compliance Officer,
                                                      NYLCAP Manager LLC;
                                                      Senior Vice President
                                                      and Chief Compliance
                                                      Officer, The MainStay
                                                      Funds and MainStay VP
                                                      Series Fund, Inc.
                                                      (since June 2006) and
                                                      ICAP Funds, Inc. (since
                                                      August 2006); Vice
                                                      President --
                                                      Compliance, The
                                                      MainStay Funds and
                                                      MainStay VP Series
                                                      Fund, Inc. (until June
                                                      2006); Deputy Chief
                                                      Compliance Officer, New
                                                      York Life Investment
                                                      Management LLC (2002 to
                                                      2003); Vice President
                                                      and Compliance Officer,
                                                      Goldman Sachs Asset
                                                      Management (1999 to
                                                      2002).

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
MARGUERITE E.H.         Indefinite; Secretary since   Managing Director and
MORRISON                2004                          Associate General
3/26/56                                               Counsel, New York Life
                                                      Investment Management
                                                      LLC (since 2004);
                                                      Managing Director and
                                                      Secretary, NYLIFE
                                                      Distributors LLC;
                                                      Secretary, The MainStay
                                                      Funds and MainStay VP
                                                      Series Fund, Inc. (each
                                                      since 2004) and ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Chief
                                                      Legal Officer - Mutual
                                                      Funds and Vice
                                                      President and Corporate
                                                      Counsel, The Prudential
                                                      Insurance Company of
                                                      America (2000 to 2004).

BRIAN A. MURDOCK        Indefinite; Chief Executive   Member of the Board of
3/15/56                 Officer since July 2006       Managers and President
                                                      (since 2004) and Chief
                                                      Executive Officer
                                                      (since July 2006), New
                                                      York Life Investment
                                                      Management LLC and New
                                                      York Life Investment
                                                      Management Holdings
                                                      LLC; Senior Vice
                                                      President, New York
                                                      Life Insurance Company
                                                      (since 2004); Chairman
                                                      of the Board and
                                                      President, NYLIFE
                                                      Distributors LLC (since
                                                      2004); Member of the
                                                      Board of Managers,
                                                      Madison Capital Funding
                                                      LLC (since 2004),
                                                      NYLCAP Manager LLC
                                                      (since 2004) and
                                                      Institutional Capital
                                                      LLC (since July

                        TERM OF OFFICE, POSITION(S)
                            HELD WITH FUNDS AND       PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH       LENGTH OF SERVICE          DURING PAST 5 YEARS
----------------------  ---------------------------   -----------------------
                                                      2006); Chairman and
                                                      Trustee (since
                                                      September 2006) and
                                                      Chief Executive Officer
                                                      (since July 2006), The
                                                      MainStay Funds;
                                                      Chairman and Director
                                                      (since September 2006)
                                                      and Chief Executive
                                                      Officer (since July
                                                      2006), MainStay VP
                                                      Series Fund, Inc.;
                                                      Director and Chief
                                                      Executive Officer, ICAP
                                                      Funds, Inc. (since
                                                      August 2006); Chief
                                                      Operating Officer,
                                                      Merrill Lynch
                                                      Investment Managers
                                                      (2003 to 2004); Chief
                                                      Investment Officer,
                                                      MLIM Europe and Asia
                                                      (2001 to 2003);
                                                      President, Merrill
                                                      Japan and Chairman,
                                                      MLIM Pacific Region
                                                      (1999 to 2001).


---------------

* The officers listed above are considered to be "interested persons" of the Company/Trust within the meaning of the 1940 Act because of their affiliation with the Company, the Trust, New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past 5 Years."

OWNERSHIP OF SECURITIES

     As of December 31, 2006, the dollar range of equity securities owned beneficially by each Nominee in the Company/Trust and in any registered investment companies overseen by the Nominee within the same family of investment companies as the Fund was as follows:


                                                               AGGREGATE DOLLAR RANGE
                                                             OF EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY            TRUSTEE IN FAMILY OF
NAME                      SECURITIES IN THE COMPANY/TRUST       INVESTMENT COMPANIES
----                    -----------------------------------  ---------------------------
INDEPENDENT
DIRECTOR/TRUSTEE
NOMINEE
Susan B. Kerley.......  Cash Reserves Fund - Over $100,000         Over $100,000
                                   Floating Rate
                              Fund - $10,001-$50,000
                            Moderate Allocation Fund --
                                 $50,001-$100,000
Alan R. Latshaw.......                 None                       $10,001-$50,000
Peter Meenan..........        All Cap Growth Fund --              $50,001-$100,000
                                  $10,001-$50,000
Richard H. Nolan,                      None                             None
  Jr. ................
Richard S. Trutanic...                 None                          $1-$10,000
Roman L. Weil.........                 None                          $1-$10,000
John A. Weisser,           Small Cap Opportunity Fund --           Over $100,000
  Jr..................            $10,001-$50,000
INTERESTED
DIRECTOR/TRUSTEE
NOMINEE
Brian A. Murdock......                 None                        Over $100,000


COMPENSATION

     Independent Directors/Trustees currently receive an annual retainer of $40,000 and an additional annual fee of $40,000 in connection with attendance at Board meetings, plus reimbursement for travel and out-of-pocket expenses. The Chairman of the Board receives an additional retainer of $20,000 annually and the Audit Committee Chairman receives an additional retainer of $15,000 annually. The Funds of the Company/Trust pay their pro rata share of the above-referenced fees based on the net assets of the Funds and the other mutual funds in the Fund Complex for which the Independent Trustees also serve as directors. Directors/Trustees who are affiliated with NYLIM or its affiliates and the Company's/Trust's officers do not receive compensation from the Company/Trust. The table below states the compensation received by the Directors/Trustees, for the fiscal year ended October 31, 2006, from the Company/Trust and from certain other investment companies in the Fund Complex.

                               COMPENSATION TABLE


ECLIPSE FUNDS INC.



                                                                            TOTAL
                                                                         COMPENSATION
                                         PENSION OR                        FROM THE
                        AGGREGATE        RETIREMENT        ESTIMATED     COMPANY AND
                       COMPENSATION   BENEFITS ACCRUED      ANNUAL         THE FUND
                           FROM       AS PART OF FUND    BENEFITS UPON   COMPLEX PAID
DIRECTOR                 COMPANY          EXPENSES        RETIREMENT     TO DIRECTORS
--------               ------------   ----------------   -------------   ------------
Lawrence
  Glacken............   $47,578.33           $0               $0           $ 83,500
Susan B.
  Kerley.............   $58,496.12           $0               $0           $101,000
Peter Meenan.........   $56,210.67           $0               $0           $ 97,250
Robert
  Mulhearn...........   $47,578.33           $0               $0           $ 83,500



ECLIPSE FUNDS



                                                                             TOTAL
                                                                         COMPENSATION
                                         PENSION OR                        FROM THE
                                         RETIREMENT        ESTIMATED     TRUST AND THE
                        AGGREGATE     BENEFITS ACCRUED      ANNUAL           FUND
                       COMPENSATION   AS PART OF FUND    BENEFITS UPON   COMPLEX PAID
TRUSTEE                 FROM TRUST        EXPENSES        RETIREMENT      TO TRUSTEES
-------                ------------   ----------------   -------------   -------------
Lawrence Glacken.....   $23,109.76           $0               $0           $ 83,500
Susan B. Kerley......   $28,489.02           $0               $0           $101,000
Peter Meenan.........   $27,325.20           $0               $0           $ 97,250
Robert Mulhearn......   $23,109.76           $0               $0           $ 83,500


     If the shareholders approve this Proposal, it is expected that the compensation structure for the Directors/Trustees will change such that the members of each board of directors/trustees in the Fund Complex will be compensated under a new, unified compensation structure. It is further expected that the Funds will pay their pro rata share of these fees based on the net assets of the Funds. A Director's/Trustee's total compensation from the Fund Complex as a whole may increase because each Director/Trustee will serve on the boards of directors/trustees of all of the funds in the Fund Complex, rather than the board(s) on which the Nominees currently serve.

     It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended October 31, 2006, the Board met 8 times. Each current Director/Trustee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board's standing Committees on which such Director/Trustee was a member. The Company or Trust does not hold annual meetings, and therefore, the Board does not have a policy with regard to Board member attendance at such meetings.


BOARD COMMITTEES


     The Board of Directors/Trustees oversees the Funds and the services provided to the Funds by NYLIM and the investment sub-advisors for the Funds having sub-advisors. The committees of the Board currently include the Audit Committee and Nominating Committee. The Board also has established a Valuation Committee and Valuation Subcommittee, each of which include members who are not Directors/Trustees.

     Audit Committee. The purposes of the Audit Committee, which generally meets quarterly or more frequently as needed (at least twice annually in-person), are: (1) to oversee the Company's/Trust's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Company's/Trust's financial statements and the independent audit thereof; (3) to oversee the Company's/Trust's compliance program and the compliance monitoring, supervision, and reporting by, and overall performance of, the Company's/Trust's Chief Compliance Officer; and (4) to act as a liaison between the Company's/Trust's independent auditors and the full Board. The current members of the Audit Committee are Peter Meenan (Chairman), Lawrence Glacken, Susan B. Kerley and Robert Mulhearn. There were 5 Audit Committee meetings held during the fiscal year ended October 31, 2006.

     Nominating Committee. The purposes of the Nominating Committee include the following: (1) evaluate the qualifications of candidates and make nominations for independent director/trustee membership on the Board; (2) nominate members of committees of the Board and periodically review committee assignments; and
(3) make recommendations to the Board concerning the responsibilities or establishment of Board committees. For the fiscal year ended October 31, 2006, the members of the Nominating Committee included all the Independent Directors/Trustees: Peter Meenan, Lawrence Glacken, Susan B. Kerley and Robert Mulhearn. There was one Nominating Committee meeting held during the fiscal year ended October 31, 2006. The Board has adopted a Nominating Committee Charter, which is attached to this Proxy Statement as Appendix A.

     The Nominating Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies regarding the consideration of Board member candidates, including nominees recommended by shareholders, which are attached to this Proxy Statement as Appendix B and summarized below. The summary is qualified in its entirety by the Candidate Policy. The Nominating Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. The Nominating Committee will consider potential candidates recommended by shareholders provided that: (i) the proposed candidates satisfy the trustee qualification requirements; and (ii) the nominating shareholders comply with the Candidate Policy. Other than in compliance with the requirements mentioned in the preceding sentence, the Nominating Committee will not otherwise evaluate shareholder director/trustee nominees in a different manner than other nominees, and the standard of the Committee is to treat all equally qualified nominees in the same manner.


     Valuation Committee. The purposes of the Valuation Committee are to oversee the implementation of the Company's/Trust's valuation procedures and to make fair value determinations on behalf of the Board as specified in the valuation procedures. The current members of the Valuation Committee, on which one or more Board members may serve, are Arphiela Arizmendi, Alison H. Micucci, Marguerite E. H. Morrison, Peter Meenan, Lawrence Glacken, Susan B. Kerley and Robert Mulhearn, and Jae Yoon (Chairman). The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended October 31, 2006.



     Valuation Subcommittee. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not readily determinable pursuant to the Funds' valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The current members of the Valuation Subcommittee, on which one or more Board members may serve, are Arphiela Arizmendi, Ravi Akhoury, Alison H. Micucci and Marguerite E. H. Morrison. There were no Valuation Subcommittee meetings held during the fiscal year ended October 31, 2006.

SHAREHOLDER APPROVAL



     The Nominees for election to the Board at the Special Meeting will be elected by a plurality of the total votes cast at the Special Meeting by the holders of shares present in person or by proxy and entitled to vote on such action. This Proposal applies on a Company-wide and Trust-wide basis, and all Funds of the respective Company and Trust and classes thereof will vote together on this Proposal as applicable.


                              BOARD RECOMMENDATION


                       THE BOARD UNANIMOUSLY RECOMMENDS A

               VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO
                             THE BOARD OF THE FUNDS

                               VOTING INFORMATION

     Voting of Proxies. If you attend the Special Meeting you may vote your shares in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or by submitting your vote via telephone or the Internet, as detailed in the proxy card.

     Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by
(1) delivering to the Company/Trust, as applicable, written notice of the revocation, (2) delivering to the Company/Trust, as applicable, a proxy with a later date, or (3) voting in person at the Special Meeting. However, attendance at the Special Meeting will not, by itself, revoke a previously tendered proxy.

     In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Proposal, such proxy will be voted FOR the election of each Nominee as a Director/Trustee.

     Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The holders of a majority of the outstanding shares of each of the Company and the Trust on the Record Date present, in person or by proxy, at the Special Meeting shall constitute a quorum. A chart reflecting the number of shares outstanding of each class of each of the Funds as of the Record Date is attached to this Proxy Statement as Appendix C.


     Effect of Abstentions and Broker "Non-Votes." The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a

"non-vote" proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes in favor of a Proposal. Therefore, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the shareholders voting at the meeting, in person or by proxy.

     Adjournments. If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve one or more Proposals have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of a Proposal(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal(s).

     Payment of Solicitation Expenses. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by NYLIM. NYLIM may incur additional expenses as a result of this proxy solicitation. Proxies are solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of NYLIM, the Company/Trust, their respective affiliates, or, in NYLIM's discretion, a commercial firm retained for this purpose.

     NYLIM has retained Computershare Fund Services to provide proxy solicitation services in connection with the Special Meeting at an estimated cost of $486,265, which will be paid by NYLIM.

     Other Matters to Come Before the Special Meeting. Neither the Company nor the Trust knows of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any Proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Company and the Trust that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

     Future Shareholder Proposals. A shareholder may request inclusion in the Company's or Trust's proxy statement and on the Company's or Trust's proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Company or Trust at 51 Madison Avenue, New York, NY 10010. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. Neither the Company nor Trust are required to hold regular meetings of shareholders, and in order to minimize its costs, neither intends to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Company's or Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               OTHER INFORMATION

     Investment Advisor and Administrator. NYLIM, 51 Madison Avenue, New York, New York 10010, serves as the investment advisor and administrator for each Fund.

     Distributor. NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Company's/Trust's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement with the Trust, dated December 12, 2000 and an Amended and Restated Distribution Agreement with the Company, dated March 30, 2005. The Agreements provide that the Distributor will use its best efforts to distribute the Funds' shares. The Distributor is a wholly-owned subsidiary of NYLIM.

     Independent Registered Public Accounting Firm: KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, has been selected as the Company's/Trust's independent registered public accounting firm. KPMG is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     KPMG, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by KPMG to the Fund and to NYLIM and its affiliates for the most recent fiscal year of the Trust is attached at Appendix D.

     Shareholder Reports. The Company/Trust will furnish, without charge, to any shareholder upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semi-annual reports). Such requests may be directed to the Company/Trust by contacting the Distributor of the Funds' shares by writing NYLIFE Distributors LLC, attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). Please include the name or names of the specific Fund or Funds for which you request reports.



     Shareholder Communications. Shareholders may transmit written communications to the Board or one or more of the Directors/ Trustees by sending the communications to the attention of Marguerite E. H. Morrison, Secretary of the Company/Trust, at the following address: 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



     Beneficial Share Ownership of Directors/Trustees and Officers. As of the Record Date, the Directors/Trustees, the Nominees, and the officers of the Company/Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.


     Beneficial Share Ownership of Shareholders. As of the Record Date, the shareholders with respect to each Fund known by that Fund to beneficially own 5% or more of the outstanding interest of a class of that Fund's shares are identified at Appendix E.


     NYLIM and/or its affiliates have the discretion to vote some of the Funds' shares on this proposal. The Funds have been advised by NYLIM that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.


     Amendments to the Trust's Bylaws. The Trust's By-Laws require the Trust to describe in this Proxy Statement any amendments to the By-Laws made by the Board since last disclosed to shareholders. The Board has approved several amendments to the By-Laws. The By-Laws were amended to require the Trustees to appoint or elect a Chairman and, unless otherwise required by law or regulation, the Chairman need not be an Independent Trustee. The By-Laws also now describe with greater specificity the duties of the Chairman, which include presiding over meetings of the Trustees.

     The Board also has approved certain amendments to the provisions of the By-Laws describing the officers of the Trust. These amendments clarify, among other things that: (1) the President of the Trust need not be a Trustee; (2) the Trust must have a President, one or more Vice Presidents, a Secretary, and a Treasurer, and may have any other officers, including Chief Executive, Compliance, and Legal Officers; (3) any two or more offices may be held by the same person, except for the offices of President and any Vice President; and

(4) the Trustees may empower any officer to appoint subordinate officers. The By-Laws also clarify that if the Board appoints a Chief Executive Officer of the Trust, then the Chief Executive Officer would be responsible for exercising general supervision over the affairs of the Trust, and for fulfilling such other duties assigned to him or her by the Trustees. Finally, the Board also amended the provisions of the By-Laws concerning the offices of Treasurer and Assistant Treasurer to clarify the duties associated with these offices.


     "Householding" of Proxy Statements. The Company/Trust may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Company/Trust has received contrary instructions from one or more of the household's shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, attn: The MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 1-800-MAINSTAY (1-800-624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Company/Trust has furnished multiple proxy statements to your household and you would like the Company/Trust to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

                                   APPENDIX A

                                 ECLIPSE FUNDS
                              ECLIPSE FUNDS, INC.

                          NOMINATING COMMITTEE CHARTER

I. FORMATION


     The Board of Trustees/Directors of Eclipse Funds, Eclipse Funds Inc. and ICAP Funds, Inc. (the "Board" of the "Funds") has established a Nominating Committee of the Board (the "Committee"), subject to the terms and conditions of this Charter.


II. COMMITTEE NOMINATIONS



     A. The Committee shall nominate members of committees of the Board and periodically shall review committee assignments.


     B. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.


III. OTHER POWERS AND RESPONSIBILITIES



     A. The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.


     B. The Committee shall have the resources and authority appropriate to discharge its responsibilities. It shall consult with counsel to the Funds concerning the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable to the selection and qualification of independent directors.

     C. The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.


IV. COMMITTEE COMPOSITION


     The Nominating Committee of the Funds shall be composed entirely of the Independent Trustees/Directors of the Funds. Other Trustees/Directors of the Funds, while not serving as members of the Committee, nonetheless will be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.

V. BOARD NOMINATIONS



     A. In the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for independent director membership on the Board.


     B. Persons nominated as Independent Trustees/Directors may not be "interested persons" of the Funds as that term is defined in the 1940 Act. With respect to such nominees, the Committee shall carefully evaluate their independence from any investment adviser or other principal service provider to the Funds. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

     C. In assessing the qualifications of a potential candidate for independent director membership on the Board, the Committee shall consider such other factors, as it may deem relevant.


VI. REVIEW OF CHARTER


     The Committee will review this Charter from time to time and recommend any changes to the Board. This Charter, including any amendments to it, will be maintained in the records of the Funds.

                                   APPENDIX B


                               ECLIPSE FUNDS INC.

                                 ECLIPSE FUNDS


             POLICIES FOR CONSIDERATION OF BOARD MEMBER CANDIDATES


                         (ADOPTED AS OF JUNE 24, 2004)


     Pursuant to the Charter of the Nominating Committees of Eclipse Funds Inc. and Eclipse Funds (collectively, the "Nominating Committee" of the "Funds"), the Nominating Committee is charged with evaluating the qualifications of candidates to serve on the Boards of Directors/Trustees (collectively, the "Board") and with making nominations for members of the Board who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"). These Policies shall apply to the Nominating Committee's consideration of Board member candidates.


QUALIFICATION OF CANDIDATES


     In assessing the qualifications of a candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to these Policies. The Nominating Committee may solicit suggestions for nominations from any source it deems appropriate. All qualified candidates will be treated equally in consideration by the Nominating Committee.

     No person shall be qualified to be a Board member unless the Nominating Committee, in consultation with legal counsel, has determined that such person, if selected or elected as a Board member, would not cause the Funds to be in violation of, or not in compliance with: (a) applicable law, regulation or regulatory interpretation; (b) the Funds' organizational documents; or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.


NOMINATIONS FROM SHAREHOLDERS


     While the Nominating Committee is solely responsible for evaluating and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Nominating Committee's consideration recommendations regarding potential candidates for service on the Board. Each eligible shareholder or shareholder group may submit no more than one candidate each calendar year.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the candidate:

          (a) The candidate must satisfy all qualifications provided herein and in the Funds' organizational documents, including qualification as a possible Independent Director if the candidate is to serve in that capacity.


          (b) The candidate may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)


          (c) Neither the candidate nor any member of the candidate's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

          (d) Neither the candidate nor any immediate family member of the candidate is permitted to have accepted directly or indirectly, during the year of the election for which the candidate's name was submitted, during the immediately preceding calendar year, or during the year when the candidate's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

          (e) The candidate may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

          (f) The candidate may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

          (g) A shareholder or shareholder group may not submit for consideration a candidate which has previously been considered by the Nominating Committee.

---------------


(1) Terms such as "immediate family member" and "control" shall be interpreted in accordance with the federal securities laws.

     In order for the Nominating Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the candidate:

          (a) The Nominating Committee only will consider shareholder submissions that are received within the one year immediately preceding the Nominating Committee's consideration of Board member candidates.

          (b) Any shareholder or shareholder group submitting a candidate must beneficially own, either individually or in the aggregate, more than 5% of the securities of a series of the Funds that are eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

     Shareholders or shareholder groups submitting candidates to the Nominating Committee must substantiate compliance with the above requirements, at the time of submitting the candidate, to the attention of the Funds' Secretary, who will provide all submissions meeting the requirements stated herein to the Nominating Committee. This submission to the Secretary of the Funds must include:

          (a) Contact information for the nominating shareholder or shareholder group;


          (b) A certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has:
     (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination.


          (c) The candidate's contact information and the number of applicable Fund shares owned by the candidate;

          (d) All information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and

          (e) A notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating Committee and the Funds' Board.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

                                   SCHEDULE A

                     RESPONSIBILITIES AND DESIRED QUALITIES
                            OF INDEPENDENT DIRECTORS


PRIMARY RESPONSIBILITIES


     The Independent Director's primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders. When considering Board member nominations, the Board will evaluate the diversity of professional experience represented by its current members, and may identify specific criteria for a new director to fill a targeted area of expertise. Some characteristics the Board may wish to consider are:


PERSONAL ATTRIBUTES


     - Public or private sector stature sufficient to instill confidence.

     - High personal and professional integrity.

     - Good business sense.

     - Able to commit the necessary time to prepare for and attend meetings.

     - Not financially dependent on trustee retainer and meeting fees.


SKILLS, EXPERIENCE AND QUALIFICATIONS FOR DECISION-MAKING


     - General understanding of financial issues, investing, financial markets and technology.

     - General understanding of investment company financial and operating structures.

     - First-hand knowledge of investing.

     - Experience in working in highly regulated and complex legal framework.

     - Demonstrated ability to maintain "independence" of management and other service agents while maintaining a constructive working relationship.

     - Ability to be critical, but not confrontational.

     - Demonstrated ability to contribute to Board and committee process.

     - Ability to consider diverse issues and make timely, well-informed decisions.

     - Familiarity with the financial services marketplace, especially the investment company industry.

     - Qualification as an "Audit Committee Financial Expert" (desired but not required).

                                   APPENDIX C

                   NUMBER OF SHARES OUTSTANDING IN EACH FUND
                             AS OF THE RECORD DATE

                               ECLIPSE FUNDS INC.

                                               NUMBER OF         NUMBER OF         NUMBER OF       NUMBER OF     NUMBER OF
                              NUMBER OF         CLASS B           CLASS C           CLASS I        CLASS R1      CLASS R2
                           CLASS A SHARES        SHARES           SHARES            SHARES          SHARES        SHARES
                             OUTSTANDING      OUTSTANDING       OUTSTANDING       OUTSTANDING     OUTSTANDING   OUTSTANDING
                           ---------------   --------------   ---------------   ---------------   -----------   -----------
All Cap Growth Fund         1,087,267.4440     424,382.1550      197,737.1140   10,029,943.8570       n/a           n/a
All Cap Value Fund          1,431,915.0730     565,003.7010      212,839.5380    8,043,796.9450       n/a           n/a
Conservative Allocation
 Fund                       4,751,401.5840   1,424,142.6990      929,298.7150       82,971.8190       n/a           n/a
Floating Rate Fund         73,694,694.5840   5,340,824.7380   24,740,963.8790    6,161,443.8330       n/a           n/a
Growth Equity Fund              5,036.1280       5,000.0000        5,000.0000    2,841,993.9520       n/a           n/a
Growth Allocation Fund      6,051,630.5020   3,293,500.5420      825,466.9350        1,460.6930       n/a           n/a
Indexed Bond Fund           5,518,998.4110              n/a               n/a   35,960,173.2420       n/a           n/a
Intermediate Term Bond
 Fund                         888,512.4250     296,628.8960      133,188.7730   13,275,751.0010       n/a           n/a
Income Manager Fund         5,469,691.9390   2,068,980.3990      859,264.3750   18,385,487.2430       n/a           n/a
Large Cap Opportunity
 Fund                           7,520.8190       7,242.8150        6,801.0500      457,901.8520       n/a           n/a
Moderate Allocation Fund   11,764,365.3620   4,087,437.4490    1,690,373.3040        9,562.5110       n/a           n/a
Moderate Growth
 Allocation Fund           11,944,414.2430   5,496,804.3400    1,593,463.4400        1,058.2580       n/a           n/a
Short Term Bond Fund          563,250.9220              n/a               n/a    7,984,408.7560       n/a           n/a
S&P 500 Index Fund         10,199,515.7150              n/a               n/a   41,245,600.0690       n/a           n/a

                            NUMBER OF
                            CLASS R3
                             SHARES
                           OUTSTANDING
                           -----------
All Cap Growth Fund            n/a
All Cap Value Fund             n/a
Conservative Allocation
 Fund                          n/a
Floating Rate Fund             n/a
Growth Equity Fund             n/a
Growth Allocation Fund         n/a
Indexed Bond Fund              n/a
Intermediate Term Bond
 Fund                          n/a
Income Manager Fund            n/a
Large Cap Opportunity
 Fund                          n/a
Moderate Allocation Fund       n/a
Moderate Growth
 Allocation Fund               n/a
Short Term Bond Fund           n/a
S&P 500 Index Fund             n/a

                                                                     NUMBER OF
                                                  NUMBER OF         SWEEP CLASS
                                                CLASS I SHARES         SHARES
                                                 OUTSTANDING        OUTSTANDING
                                               ----------------   ----------------
Cash Reserves Fund                             273,376,770.7080   338,764,106.2400


                   NUMBER OF SHARES OUTSTANDING IN EACH FUND
                             AS OF THE RECORD DATE

                                 ECLIPSE FUNDS

                            NUMBER OF        NUMBER OF        NUMBER OF         NUMBER OF        NUMBER OF        NUMBER OF
                             CLASS A          CLASS B          CLASS C           CLASS I          CLASS R1         CLASS R2
                             SHARES            SHARES           SHARES           SHARES            SHARES           SHARES
                           OUTSTANDING      OUTSTANDING      OUTSTANDING       OUTSTANDING      OUTSTANDING      OUTSTANDING
                         ---------------   --------------   --------------   ---------------   --------------   --------------
Balanced Fund            15,345,288.5600   5,682,580.5220   6,244,305.4725   13,631,022.7940   4,503,987.8070   4,161,767.7000
Mid Cap Opportunity
 Fund                     2,380,131.5960     802,077.4490   1,057,169.2540      870,720.8390              n/a              n/a
Small Cap Opportunity
 Fund                    23,322,963.3830   2,276,051.5990   5,502,223.7370   42,329,447.4910              n/a              n/a

                          NUMBER OF
                          CLASS R3
                           SHARES
                         OUTSTANDING
                         -----------
Balanced Fund              380.9780
Mid Cap Opportunity
 Fund                    2,130.8270
Small Cap Opportunity
 Fund                           n/a

                                   APPENDIX D

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

     For purposes of the following information, NYLIM and any entity controlling, controlled by or under common control with NYLIM that provides ongoing services to the Company/Trust.

     (1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Company/Trust (the "Reporting Periods") for professional services rendered by KPMG for the audit of the Company's/ Trust's annual financial statements, or services that are normally provided by KPMG in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.


FISCAL PERIOD ENDED                             AUDIT FEES
-------------------                             ----------
10/31/05.....................................    $435,000
10/31/06.....................................    $506,250


     (2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by KPMG to the Company/Trust that are reasonably related to the performance of the audit or review of the Company's/Trust's financial statements and are not reported under paragraph (1) above were as follows:


FISCAL PERIOD ENDED                             AUDIT FEES
-------------------                             ----------
10/31/05.....................................     $5,000
10/31/06.....................................     $    0


     These audit-related services included review of financial highlights for the Funds' registration statements and issuance of consents to use of the auditor's reports.

     (3) Tax Fees. The aggregate fees billed to the Company/Trust in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning for the last two fiscal years were as follows:


FISCAL PERIOD ENDED                              TAX FEES
-------------------                              --------
10/31/05......................................   $59,000
10/31/06......................................   $74,150


     These services primarily included preparation of federal, state and local income tax returns. Additionally, services included the preparation of excise tax returns and excise tax distribution requirements.

     (4) All Other Fees. The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (1) through (3) of this Item were: (i) $0, during the fiscal year ended October 31, 2005, and (ii) $0, during the fiscal year ended October 31, 2006.

     All non-audit fees billed by KPMG for services rendered to the Funds for the fiscal years ended October 31, 2006 and October 31, 2005 are disclosed in paragraphs (2) through (4) above.

     The aggregate non-audit fees billed by KPMG for services rendered to the Service Affiliates for the last two fiscal years were approximately: (i) $15,000, for the year ended October 31, 2005, and (ii) $25,000, for the year ended October 31, 2006.

     The Company's/Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to the Company's/Trust's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Company/ Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     Pursuant to the Company's/Trust's Audit Committee Charter, the Audit Committee has adopted Pre-approval Policies and Procedures (the "Procedures") to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company/ Trust by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent accounting firm to any of the Funds' Service Affiliates if the engagement directly impacts the Company's/Trust's operations and financial reporting.

     In accordance with the Procedures, the Committee is responsible for the engagement, with the approval of a majority of the Independent Trustees, of the independent registered public accounting firm to certify the Company's/Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Company/Trust and its Service Affiliates, the Procedures provide that the Committee may annually consider and/or pre-approve a list of the types of services the Company/Trust may request from the independent registered public accounting firm in that fiscal year. In addition, the Committee may pre-approve non-audit services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to one or more of its members who are Independent Trustees (the "Designated Member") to pre-approve or refer to the full Audit Committee any proposed non-audit services that have not been previously approved by the Committee or any proposed material change in the nature or extent of any non-audit services previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent registered public accounting firm's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

                                   APPENDIX E

                        SHARE OWNERSHIP OF SHAREHOLDERS

                               ECLIPSE FUNDS INC.

     As of the Record Date, the shareholders with respect to each Fund were known by that Fund to own or beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:

MAINSTAY ALL CAP GROWTH FUND:


                                                        AMOUNT OF
                                                        BENEFICIAL     PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------  ------------------------------------  --------------   --------
A               New York Life Trust Company             186,214.1200    17.13%
                Client Accounts
                169 Lackawanna Ave.
                Parsippany NJ 07054-1007
C               Merrill Lynch Pierce Fenner & Smith      10,941.2600     5.53%
                Inc -- For The Sole Benefit Of Its
                Customers
                Attn: Fund Administration
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
I               New York Life Progress -- Sharing     7,147,140.7940    71.26%
                Investment Plan Program
                C/O Maria Mauceri
                51 Madison Ave., Rm 1305
                New York NY 10010-1603
I               New York Life Trust Company           1,469,236.2030    14.65%
                Client Accounts
                169 Lackawanna Ave
                Parsippany NJ 07054-1007

MAINSTAY ALL CAP VALUE FUND:

                                                        AMOUNT OF
                                                        BENEFICIAL     PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------  ------------------------------------  --------------   --------
A               New York Life Trust Company             390,381.1160    27.26%
                Client Accounts
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
C               Merrill Lynch Pierce Fenner & Smith      18,231.1120     8.57%
                Inc -- For The Sole Benefit Of Its
                Customers
                Attn: Fund Administration
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
I               New York Life Trust Company           2,894,324.1470    35.98%
                Client Accounts
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
I               New York Life Progress -- Sharing     3,377,440.3660    41.99%
                Investment Plan Program
                C/O Maria Mauceri
                51 Madison Ave., Rm 1305
                New York NY 10010-1603


MAINSTAY CASH RESERVES FUND:



                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
I                New York Life Trust Company           190,745,430.4600   69.77%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
SW               National Financial Services LLC       338,764,106.2400     100%
                 For Exclusive Benefit Of Our
                 Customers
                 C/O Mutual Funds Dept 5th Floor
                 200 Liberty Street
                 1 World Financial Center
                 New York NY 10281-1003

MAINSTAY CONSERVATIVE ALLOCATION FUND:


                                                         AMOUNT OF
                                                        BENEFICIAL    PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP    OF CLASS
                 ------------------------------------   -----------   --------
C                Merrill Lynch Pierce Fenner & Smith    76,972.1720      8.28%
                 Inc -- For The Sole Benefit Of Its
                 Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
I                Trustees of the Retirement              5,737.9510      6.92%
                 Plan For The Employees Of The Tire
                 Exchange Of Greer
                 C/O J Verne Smith
                 P O Box 528
                 Greer SC 29652-0528
I                Evergreen Teachers Assoc.              51,058.7680     61.54%
                 Health & Welfare Trust
                 PO Box 5057
                 San Jose CA 95150-5057
I                BB&T Company Of VA Custodian           25,106.9310     30.26%
                 FBO IPC Prototype Plan
                 C/O Cynthia Jones
                 PO Box 8095
                 Virginia Beach VA 23450-8095


MAINSTAY FLOATING RATE FUND:


                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
A                Merrill Lynch Pierce Fenner &          8,193,941.3380     11.12%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration 97t98
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
A                Citigroup Global Markets Inc.          3,774,841.9000      5.12%
                 House Account
                 Attn: Peter Booth 7th Floor
                 333 W 34th St.
                 New York NY 10001-2402

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
C                Merrill Lynch Pierce Fenner & Smith    4,914,544.4370     19.86%
                 Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
C                Citigroup Global Markets Inc.          2,824,250.9020     11.42%
                 House Account
                 Attn: Peter Booth
                 7th Floor 333 W 34th St.
                 New York NY 10001-2402
I                Mainstay Moderate Growth Allocation    1,137,184.5460     18.46%
                 Fund
                 C/O Tony Elavia
                 51 Madison Ave.
                 EIG -- 2nd Fl
                 Attn: Maggie Goodman
                 New York NY 10010-1603
I                Mainstay Moderate Allocation Fund      1,002,811.3440     16.28%
                 C/O Tony Elavia
                 51 Madison Ave.
                 2nd Fl -- EIG Group
                 Attn: Maggie Goodman
                 New York NY 10010-1603
I                Mainstay Conservative Allocation         592,939.1900      9.62%
                 Fund
                 C/O Maggie Goodman
                 51 Madison Ave.
                 EIG Group 2nd Fl
                 New York NY 10010-1603

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
I                O'Neill Family Trust                     348,098.2830      5.65%
                 Marshall D O'Neill TTEE
                 Jeanne O'Neill TTEE
                 620 Sand Hill Rd., Apt. 209G
                 Palo Alto CA 94304-2625
I                National Investor Services               557,505.1700      9.05%
                 55 Water Street, 32nd Floor
                 New York NY 10041-3299
I                Raymond James & Assoc Inc.             1,706,126.2030     27.69%
                 FBO Helios Education
                 880 Carillon Pkwy.
                 St Petersburg FL 33716-1100
I                Pershing LLC                             502,512.5630      8.16%
                 P.O. Box 2052
                 Jersey City NJ 07303-2052



MAINSTAY GROWTH EQUITY FUND:



                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
A                New York Life Insurance Company            5,000.0000     99.28%
                 Attn: Thomas Mahon
                 Room 201
                 51 Madison Avenue
                 New York NY 10010-1603
B                New York Life Insurance Company            5,000.0000       100%
                 Attn: Thomas Mahon
                 Room 201
                 51 Madison Avenue
                 New York NY 10010-1603
C                New York Life Insurance Company            5,000.0000       100%
                 Attn: Thomas Mahon
                 Room 201
                 51 Madison Avenue
                 New York NY 10010-1603
I                Mainstay VP Growth Allocation            247,299.7600      8.70%
                 C/O Tony Elavia
                 51 Madison Ave., Lobby 2
                 Attn: EIG Group
                 Attn: M Goodman
                 New York NY 10010-1609

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
                 NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
                 ------------------------------------  ---------------   --------
I                Mainstay VP Moderate Allocation          202,058.9510      7.11%
                 Portfolio
                 C/O Tony Elavia
                 51 Madison Ave
                 2nd Fl - EIG Group
                 Attn: Maggie Goodman
                 New York NY 10010-1603
I                Mainstay Moderate Growth Allocation      511,245.1780     17.99%
                 Fund
                 C/O Tony Elavia
                 51 Madison Ave
                 EIG Operations
                 2nd Fl
                 Attn: M Goodman
                 New York NY 10010-1603
I                Mainstay Growth Allocation Fund          346,646.7320     12.20%
                 C/O Tony Elavia
                 51 Madison Ave
                 EIG Operations 2nd Fl
                 Attn: M Goodman
                 New York NY 10010-1603
I                Mainstay Moderate Allocation Fund        470,122.4580     16.54%
                 C/O Tony Elavia
                 51 Madison Ave
                 EIG Operations 2nd Fl
                 Attn: M Goodman
                 New York NY 10010-1603
I                Mainstay Conservative Allocation         288,111.7940     10.14%
                 Fund
                 C/O Maggie Goodman
                 51 Madison Ave
                 EIG Group 2nd Fl
                 New York NY 10010-1603
I                New York Life Insurance Company          776,509.0790     27.32%
                 Attn Thomas Mahon Room 201
                 51 Madison Avenue
                 New York NY 10010-1603

MAINSTAY GROWTH ALLOCATION FUND:

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
C                Merrill Lynch Pierce Fenner & Smith       95,912.9890     11.62%
                 Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
I                New York Life Trust Company                  210.7080     14.43%
                 Custodian For The Ira Of
                 Joe B Watkins
                 5466 Highway 301
                 Claxton GA 30417-6540
I                New York Life Investment Mgmt.             1,053.3370     72.11%
                 Attn: Al Leier
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
I                New York Life Trust Company                  196.6480     13.46%
                 Custodian For The Roth Ira Of
                 Natalie L Yaw
                 191 Honey Ln.
                 Battle Creek MI 49015-3123

MAINSTAY INDEXED BOND FUND:

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
A                New York Life Trust Company            3,609,312.6470     65.40%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
I                Mainstay Moderate Growth Allocation    1,799,510.9270      5.00%
                 Fund
                 C/O Tony Elavia
                 51 Madison Ave
                 EIG -- 2nd Fl
                 Attn: Maggie Goodman
                 New York NY 10010-1603

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
I                Mainstay Conservative Allocation       2,814,818.3990      7.83%
                 Fund
                 C/O Maggie Goodman
                 51 Madison Ave
                 EIG Group 2nd Fl
                 New York NY 10010-1603
I                Mainstay Moderate Allocation Fund      4,767,317.7290     13.26%
                 C/O Tony Elavia
                 51 Madison Ave
                 2nd Fl -- EIG Group
                 Attn: Maggie Goodman
                 New York NY 10010-1603
I                New York Life Foundation               5,917,254.8430     16.46%
                 C/O Mr. Charles Holek
                 51 Madison Ave., Rm 504
                 New York NY 10010-1603
I                New York Life Trust Company           15,979,047.3260     44.44%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007

MAINSTAY INTERMEDIATE TERM BOND FUND:


                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
A                New York Life Trust Company              379,401.7490     42.70%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
B                Citigroup Global Markets Inc              39,705.4600     13.39%
                 House Account
                 Attn: Peter Booth 7th Floor
                 333 W 34th St.
                 New York NY 10001-2402
B                Merrill Lynch Pierce Fenner &             19,285.6980      6.50%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
C                Merrill Lynch Pierce Fenner &             27,977.9080     21.01%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
I                New York Life Ins. Co. Employees'      1,856,745.1600     13.99%
                 Health And Life Benefit
                 Trust Life Benefits
                 C/O Maria Mauceri
                 51 Madison Ave., Rm 1305
                 New York NY 10010-1603
I                New York Life Insurance Co             2,568,389.0580     19.35%
                 C/O Richard Schwartz
                 51 Madison Ave Rm 201
                 New York NY 10010-1603
I                New York Life                          1,513,772.1150     11.40%
                 Separate Accounts
                 Attn: Carol Meyer
                 C/O Darrel Thompson
                 101 Barclay St, 8 East Fl
                 New York NY 10286-0001
I                Mainstay Moderate Allocation Fund        918,017.9720      6.91%
                 C/O Tony Elavia
                 51 Madison Ave
                 2nd Fl -- EIG Group
                 Attn: Maggie Goodman
                 New York NY 10010-1603
I                New York Life Trust Company            2,103,153.1960     15.84%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
I                New York Life Ins. Co. Agents'         2,016,475.6200     15.19%
                 Health And Life Benefit
                 Trust Life Benefits
                 C/O Maria Mauceri
                 51 Madison Ave., Rm 1305
                 New York NY 10010-1603

MAINSTAY INCOME MANAGER FUND:


                                                         AMOUNT OF
                                                         BENEFICIAL     PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------   ------------------------------------  --------------   --------
A                New York Life Trust Company             381,137.8060      6.97%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
C                Merrill Lynch Pierce Fenner &           193,854.4340     22.56%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration 97t98
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
I                New York Life Progress-Sharing        4,896,512.6260     26.63%
                 Investment Plan Program
                 C/O Maria Mauceri
                 51 Madison Ave.
                 Rm 1305
                 New York NY 10010-1603
I                New York Life Trust Company           9,303,555.9410     50.60%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007


MAINSTAY LARGE CAP OPPORTUNITY FUND:


                                                         AMOUNT OF
                                                         BENEFICIAL     PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------   ------------------------------------  --------------   --------
A                Pershing LLC                                536.7020      7.14%
                 P.O. Box 2052
                 Jersey City NJ 07303-2052
A                Pershing LLC                                754.0060     10.03%
                 P.O. Box 2052
                 Jersey City NJ 07303-2052
A                New York Life Investment Mgmt LLC         5,524.4210     73.46%
                 Christine Dempsey IRA
                 William Gibson IRA
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007

                                                         AMOUNT OF
                                                         BENEFICIAL     PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------   ------------------------------------  --------------   --------
B                NFS LLC Febo                                375.7900      5.19%
                 NFS/FMTC Rollover Ira
                 FBO John K Henker
                 2741 Lapierre Canyon Dr.
                 Kennewick WA 99338-7307
B                New York Life Investment Mgmt LLC         5,477.5310     75.63%
                 Christine Dempsey IRA
                 William Gibson IRA
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
B                New York Life Trust Company                 701.3610      9.68%
                 Custodian For The Roth IRA of
                 Micaela Orpheus
                 96 Prospect St.
                 Manchester CT 06040-6533
C                NFS LLC FEBO                                341.2780      5.02%
                 Frank J Cosentino
                 6204 23rd Ave
                 Brooklyn NY 11204-3303
C                New York Life Investment Mgmt LLC         5,477.5310     80.54%
                 Christine Dempsey IRA
                 William Gibson IRA
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
C                Pershing LLC                                982.2410     14.44%
                 P O Box 2052
                 Jersey City NJ 07303-2052
I                New York Life Investment Mgmt LLC       457,901.8520    100.00%
                 Christine Dempsey IRA
                 William Gibson IRA
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007


MAINSTAY MODERATE ALLOCATION FUND:


                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
I                New York Life Investment Mgmt              1,066.1130     11.15%
                 Attn: Al Leier
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
I                New York Life Trust Co                     6,798.5100     71.10%
                 Cust For The Sep Ira
                 Susan Kerley
                 Po Box 9572
                 New Haven CT 06535-0572
I                Trustees Of The Retirement                 1,697.8880     17.76%
                 Plan For The Employees Of The
                 Tire Exchange Of Greer
                 C/O J. Verne Smith
                 P.O. Box 528
                 Greer, SC 29652-0528


MAINSTAY MODERATE GROWTH ALLOCATION FUND:


                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
C                Merrill Lynch Pierce Fenner &            115,917.9020      7.27%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
I                New York Life Investment Mgmt              1,058.2580    100.00%
                 Attn Al Leier
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007


MAINSTAY SHORT TERM BOND FUND:


                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
A                New York Life Trust Company               68,843.3390     12.22%
                 Client Accounts
                 51 Madison Ave Rm 117
                 New York NY 10010-1603
I                New York Life Insurance Co             1,067,075.5950     13.36%
                 Lifestyles Sa# 20
                 Attn: Carol Meyer
                 C/O Darrel Thompson
                 101 Barclay, 8 East Fl
                 New York NY 10286-0001

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
I                New York Life Trust Company              458,709.5870      5.75%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
I                New York Life Ins Co                   5,344,511.8210     66.94%
                 Richard Schwartz
                 Senior Managing Director
                 51 Madison Ave.
                 New York NY 10010-1603


MAINSTAY S&P 500 INDEX FUND:

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
A                Supplemental Income Plan Trust Fund    2,209,588.8170     21.66%
                 P.O. Box 8338
                 Boston MA 02266-8338
A                New York Life Trust Company            4,401,509.1960     43.15%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
I                New York Life Progress -- Sharing      3,835,166.8310      9.30%
                 Investment Plan Program
                 C/O Maria Mauceri
                 51 Madison Ave., Rm 1305
                 New York NY 10010-1603
I                New York Life Trust Company           31,384,227.1610     76.09%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007

                        SHARE OWNERSHIP OF SHAREHOLDERS

                                 ECLIPSE FUNDS

     As of the Record Date, the shareholders with respect to each fund were known by that Fund to own of record or beneficially 5% or more of the outstanding interest of a class of that Fund's shares are described below:

MAINSTAY BALANCED FUND:

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
A                New York Life Trust Company              958,885.4090      6.25%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
B                Merrill Lynch Pierce Fenner & Smith      410,175.1160      7.22%
                 Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration 97t98
                 4800 Deer Lake Drive, East 3rd Fl
                 Jacksonville FL 32246-6484
B                Citigroup Global Markets Inc             337,620.6520      5.94%
                 House Account
                 Attn: Peter Booth
                 7th Floor
                 333 W 34th St
                 New York NY 10001-2402
C                Merrill Lynch Pierce Fenner &          1,403,269.3990     22.47%
                 Smith Inc -- For The Sole Benefit
                 Of Its Customers
                 Attn: Fund Administration
                 4800 Deer Lake Drive East, 3rd Fl
                 Jacksonville FL 32246-6484
C                Citigroup Global Markets Inc.          1,029,939.8690     16.49%
                 House Account
                 Attn: Peter Booth 7th Floor
                 333 W 34th St.
                 New York NY 10001-2402

                                                          AMOUNT OF
                                                         BENEFICIAL      PERCENT
TITLE OF CLASS   NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
--------------   ------------------------------------  ---------------   --------
I                New York Life Insurance Co.              683,938.3810      5.02%
                 Peter Brigando
                 Managing Director
                 Attn: Al Guiliano
                 C/O Darrel Thompson
                 101 Barclay St, 8 East Fl
                 New York NY 10286-0001
I                Raymond James & Assoc Inc              1,280,163.0190      9.39%
                 FBO Helios Education
                 880 Carillon Pkwy
                 St Petersburg FL 33716-1100
I                Charles Schwab & Company Inc.          2,525,006.9450     18.52%
                 Attn: Mutual Fund Dept
                 101 Montgomery Street
                 San Francisco CA 94104-4151
I                New York Life Trust Company            6,536,618.6710     47.95%
                 Client Accounts
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007
R1               New York Life Trust Company            4,503,937.5860    100.00%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
R2               New York Life Trust Company            3,532,674.3940     84.88%
                 Client Accounts
                 169 Lackawanna Ave.
                 Parsippany NJ 07054-1007
R3               New York Life Investment Mgmt.               380.9780    100.00%
                 Attn: Al Leier
                 169 Lackawanna Ave
                 Parsippany NJ 07054-1007

MAINSTAY MID CAP OPPORTUNITY FUND:

                                                        AMOUNT OF
                                                        BENEFICIAL     PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------  ------------------------------------  --------------   --------
A               Merrill Lynch Pierce Fenner &           173,862.0790      7.30%
                Smith Inc -- For The Sole Benefit
                Of Its Customers
                Attn: Fund Administration
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
C               Citigroup Global Markets Inc             99,359.1000      9.40%
                House Account
                Attn: Peter Booth
                7th Floor
                333 W 34th St.
                New York NY 10001-2402
C               Merrill Lynch Pierce Fenner &
                Smith Inc -- For The Sole Benefit
                Of Its Customers
                Attn: Fund Administration 97t98
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
I               Union Bank Trust Const Laborers H &      68,517.7560      7.87%
                W McMorgan
                P.O. Box 85484
                San Diego CA 92186-5484
I               Charles Schwab & Company Inc            312,430.2300     35.88%
                Attn Mutual Fund Dept
                101 Montgomery Street
                San Francisco CA 94104-4151
I               Bodine Hourly-Tcm                       129,067.6300     14.82%
                NYlife Investment Management
                51 Madison Ave 2nd Fl
                New York NY 10010-1609
R3              New York Life Investment Mgmt               371.7530     17.45%
                Attn Al Leier
                169 Lackawanna Ave
                Parsippany NJ 07054-1007
R3              American Exhibition Services LLC          1,719.2260     80.68%
                401k PSP
                805 S Wheatley Ste 600
                Ridgeland MA 39157-5005

MAINSTAY SMALL CAP OPPORTUNITY FUND:


                                                        AMOUNT OF
                                                        BENEFICIAL     PERCENT
TITLE OF CLASS  NAME AND ADDRESS OF BENEFICIAL OWNER    OWNERSHIP      OF CLASS
--------------  ------------------------------------  --------------   --------
A               Merrill Lynch Pierce Fenner & Smith   3,357,869.7050     14.40%
                Inc -- For The Sole Benefit Of Its
                Customers
                Attn: Fund Administration
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
C               Citigroup Global Markets Inc            449,799.9980      8.17%
                House Account
                00109801250
                Attn: Peter Booth
                7th Floor
                333 W 34th St
                New York NY 10001-2402
C               Merrill Lynch Pierce Fenner & Smith   2,053,221.5220     37.32%
                Inc -- For The Sole Benefit Of Its
                Customers
                Attn: Fund Administration 97t98
                4800 Deer Lake Drive East, 3rd Fl
                Jacksonville FL 32246-6484
I               Investors Bank & Trust FBO Various    3,977,201.0990      9.40%
                Retirement Plans
                4 Manhattanville Rd
                Purchase NY 10577-2139
I               New York Life Trust Company           4,784,791.3850     11.30%
                51 Madison Ave., Rm 117a
                New York NY 10010-1603
I               Charles Schwab & Company Inc          8,956,194.2690     21.16%
                Attn Mutual Fund Dept
                101 Montgomery Street
                San Francisco Ca 94104-4151
I               New York Life Progress -- Sharing     3,136,898.6060      7.41%
                Investment Plan Program
                C/O Maria Mauceri
                51 Madison Ave., Rm 1305
                New York NY 10010-1603

                               FORM OF PROXY CARD

                        ECLIPSE FUNDS/ECLIPSE FUNDS INC.
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2007

The undersigned shareholder of the [Funds owned] hereby constitutes and appoints Marguerite E.H. Morrison, Jeffrey Engelsman. and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on May 4, 2007, beginning at 1:30 p.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated February 23, 2007.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                                        Please mark, sign, date and return the
[ADDRESS LINE 1]                        Proxy Card promptly using the enclosed
[ADDRESS LINE 2]                        envelope.
[ADDRESS LINE 3]
[ADDRESS LINE 4]                        DATE:
[ADDRESS LINE 5]                              ----------------------------------
[ADDRESS LINE 6]
[ADDRESS LINE 7]
[ADDRESS LINE 8]                        SIGNATURE(S):
[ADDRESS LINE 9]                                      --------------------------

                                        NOTE: Please sign exactly as your name
                                        appears on the account. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please provide full title as such. If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer and if a partnership, please sign in full partnership name by authorized person.

                                        [ ]  Please check this box if you plan
                                             to attend the Special Meeting.

--------------------------------------------------------------------------------
                              - PLEASE FOLD HERE -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES OF ECLIPSE
 FUNDS AND ECLIPSE FUNDS INC. (THE "FUNDS"), WHICH UNANIMOUSLY RECOMMENDS THAT
                          YOU VOTE "FOR" THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

     PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

     -    TOUCHTONE: To vote by phone call
          toll free 1-866-458-9850 and follow
          the recorded instructions.

     -    INTERNET: Vote on the internet at    VOTING CONTROL ID: [123456789101]
          https://vote.proxy-direct.com and
          follow the on-screen instructions.   CHECK DIGIT ID:    [123]

     -    MAIL: Return the signed proxy card
          in the enclosed envelope.

IF YOU WOULD LIKE TO VOTE OVER THE PHONE, PLEASE CALL 1-800-821-2712. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTING INSTRUCTION QUICKLY OVER THE PHONE. THEY ALSO ARE AVAILABLE TO ANSWER ANY QUESTIONS YOU MAY HAVE REGARDING THE PROXY MATERIALS.

                               PLEASE VOTE TODAY.

                     SEE THE REVERSE SIDE FOR THE PROPOSAL.

 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES OF THE FUNDS, WHICH
            UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To elect the following eight individuals as Directors/Trustees of the Board:

1.   Susan B. Kerley

2.   Alan R. Latshaw

3.   Peter Meenan

4.   Richard H. Nolan, Jr.

5.   Brian A. Murdock

6.   Richard S. Trutanic

7.   Roman L. Weil

8.   John A. Weisser, Jr.

           [ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT [ ] ABSTAIN

                                        To withhold authority to vote for one or more nominees, write the nominee's number(s) on the line below.

                                        ----------------------------------------

      PLEASE BE SURE TO SIGN ON THE REVERSE SIDE BEFORE MAILING THIS PROXY